UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 20, 2014

Date of Report (Date of earliest event reported)

DIRECTV

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34554	26-4772533
(Commission File Number)	(IRS Employer Identification No.)

2260 East Imperial Highway
El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

(310) 964-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Underwriting Agreement

On March 17, 2014, DIRECTV Holdings LLC (“Holdings”) and DIRECTV Financing Co., Inc. (“Finance Co.” and collectively with Holdings, the “Issuers”), which are indirect, wholly-owned subsidiaries of DIRECTV, entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and UBS Securities LLC as representatives of the several underwriters listed in Schedule 1 thereto (collectively, the “Underwriters”). Pursuant to the Underwriting Agreement, the Issuers agreed to issue and sell, and the Underwriters agreed to purchase for resale to the public $1,250,000,000 aggregate principal amount of the Issuers’ 4.450% senior notes due 2024 (the “Notes”).

Indenture

On March 20, 2014, the Issuers completed their public offering of the Notes.  The Notes are governed by an Indenture, dated as of September 14, 2012 (the “Base Indenture”), among the Issuers, the Guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee, as supplemented by the first supplemental indenture, dated as of September 14, 2012 (the “First Supplemental Indenture”), as further supplemented by the second supplemental indenture, dated as of January 15, 2013 (the “Second Supplemental Indenture”), as further supplemented by the third supplemental indenture, dated as of May 20, 2013 (the “Third Supplemental Indenture,”), as further supplemented by the fourth supplemental indenture, dated as of November 20, 2013 (the “Fourth Supplemental Indenture”), and as further supplemented by the fifth supplemental indenture, dated as of March 20, 2014 (the “Fifth Supplemental Indenture” and together with the Fourth Supplemental Indenture, the Third Supplemental Indenture, the Second Supplemental Indenture, the First Supplemental Indenture and the Base Indenture, the “Indenture”).

The Notes are unsecured senior obligations of the Issuers and rank equally in right of payment with all of the Issuers’ existing and future senior debt and rank senior in right of payment to all of the Issuers’ future subordinated debt, if any.  The Notes are guaranteed (the “Guarantees” and, together with the Notes, the “Securities”) by DIRECTV, Holdings’ parent, and all of Holdings’ material existing and certain of its future domestic subsidiaries (other than Financing Co., which is a co-issuer of the Notes) on a joint and several basis (the “Guarantors”).

Among other things, the Indenture provides that at any time prior to January 1, 2024 (three months prior to the maturity of the Notes) the Notes are redeemable in whole or in part at the option of the Issuers at a redemption price equal to the greater of the principal amount of the Notes and a “make whole” price equal to the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (excluding accrued and unpaid interest to the redemption date and subject to the right of holders on the relevant record date to receive interest due on the relevant interest payment date) discounted from their scheduled date of payment to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 30 basis points, plus accrued and unpaid interest, if any, to the date of redemption. In addition, on or after January 1, 2024 (three months prior to the maturity of the Notes), the Issuers may redeem the Notes in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption.

The Indenture contains customary covenants, including restrictions on the ability of Holdings or any of its subsidiaries to create liens and on the ability of Holdings and certain Guarantors to consolidate, merge or convey or transfer substantially all of their assets.  The Indenture also contains customary events of default and provides that any Guarantor may be automatically released from its obligations under the terms specified in the Indenture.

The net proceeds from this offering were approximately $1,238 million, after expenses and underwriting commissions. Interest accrues on the Notes from March 20, 2014 and interest will be paid semi-annually in cash in arrears on April 1 and October 1 of each year commencing on October 1, 2014.  The press release announcing the closing is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Notes were offered and sold by the Issuers pursuant to a registration statement on Form S-3 (File No. 333-190407) (the “Registration Statement”).

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein. The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, which is filed as Exhibit 4.1 to DIRECTV’s Current Report on Form 8-K filed September 14, 2012, to the full text of the First Supplemental Indenture, which is filed as Exhibit 4.2 to DIRECTV’s Current Report on Form 8-K filed September 14, 2012, to the full text of the Second Supplemental Indenture, which is filed as Exhibit 4.1 to DIRECTV’s Current Report on Form 8-K filed January 15, 2013, the full text of the Third Supplemental Indenture, which is filed as Exhibit 4.1 to DIRECTV’s Current Report on Form 8-K filed May 20, 2013, to the full text of the Fourth Supplemental Indenture, which is filed as Exhibit 4.1 to DIRECTV’s Current Report on Form 8-K filed November 20, 2013, and the full text of the Fifth Supplemental Indenture, which is filed as Exhibit 4.1 hereto.  Each of the foregoing documents is incorporated by reference herein.

In connection with the offering of the Notes, the Issuers are filing as Exhibit 5.1 hereto an opinion of counsel addressing the validity of the Securities.  Such opinion is incorporated by reference into the Registration Statement.

Item 2.03.  Creation of a Direct Financial Obligation.

The disclosure under Item 1.01 above under the heading “Indenture” of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 8.01 Other Events

On March 20, 2014, the Issuers gave notice of their intention to redeem any and all outstanding aggregate principal amount of their 4.750% Senior Notes due 2014 (the “2014 Notes”) on April 24, 2014 (the “Redemption Date”). The 2014 Notes will be redeemed at a price based on the remaining scheduled payments of principal and interest using a discount rate equal to the Treasury Rate (as defined in the indenture governing the 2014 Notes) in effect as of April 21, 2014, plus 40 basis points, together with accrued and unpaid interest, if any, to the Redemption Date. The aggregate principal amount of the 2014 Notes outstanding on March 20, 2014 was $1,000,000,000. The Issuers have instructed The Bank of New York Mellon Trust Company, N.A., as trustee for the 2014 Notes, to distribute a Notice of Redemption to all registered holders of the 2014 Notes on March 25, 2014.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed with this report:

Exhibit No.	Description
1.1

Underwriting Agreement, dated March 17, 2014, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and UBS Securities LLC as representatives of the underwriters.

4.1

Fifth Supplemental Indenture, dated as of March 20, 2014, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 4.450% Notes due 2024 (included in Exhibit 4.1).
5.1	Opinion of Weil, Gotshal and Manges LLP.
99.1	Press Release, dated March 20, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV

	By:	/s/ Larry D. Hunter
Name: Larry D. Hunter
Title: Executive Vice President and General Counsel

Date: March 20, 2014

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated March 17, 2014, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co. and UBS Securities LLC as representatives of the underwriters.

4.1

Fifth Supplemental Indenture, dated as of March 20, 2014, by and among DIRECTV Holdings LLC, DIRECTV Financing Co., Inc., the guarantors signatory thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 4.450% Notes due 2024 (included in Exhibit 4.1).
5.1	Opinion of Weil, Gotshal and Manges LLP.
99.1	Press Release, dated March 20, 2014.